UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 15, 2004


                            SILVERADO FINANCIAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                       000-31079                   77-0140428
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State or other jurisdiction         Commission                  IRS Employer
Of incorporation                    File Number            Identification Number


            1475 South Bascom Avenue, Suite 210, Campbell, CA. 95008
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code: (408) 371-2301



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 15, 2004, the Company's principal accountant, James C. Marshall, CPA, P.C. of Scottsdale, Arizona resigned. The audit reports on the Company's financial statements for the years ended December 31, 2002 and 2001 were unqualified. The board of directors of the Company accepted the resignation of James C. Marshall, CPA, P.C The Company had no disagreements with James C. Marshall, CPA, P.C. during the years ended December 31, 2002 and 2001.

On March 16, 2003, the Company engaged Epstein, Weber & Conover, P.L.C., Certified Public Accountants of Scottsdale, Arizona as its new Certifying Accountant. The Company did not have any consulting arrangements with Epstein, Weber & Conover, P.L.C., Certified Public Accountants prior to their appointment.


ITEM 7: EXHIBITS

16.1 Letter from James C. Marshall, P.C. dated March 15, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 16, 2004

                                  SILVERADO FINANCIAL INC.

                                  By  /s/ John Hartman
                                      -----------------------------------------
                                          John Hartman, Chief Executive Officer